U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         NOVEMBER 8, 2007
                                                --------------------------------


                              THERMODYNETICS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    DELAWARE                              0-10707                 06-1042505
--------------------------------------------------------------------------------
[State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
incorporation)                                               Identification No.)

   651 DAY HILL ROAD, WINDSOR, CONNECTICUT                            06095
--------------------------------------------------------------------------------
   (Address of principal executive offices)                        (Zip Code)


                                  860-683-2005
--------------------------------------------------------------------------------
                         (Registrant's telephone number)

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for the Company for the three and six months ended September 30, 2007 and forward-looking statements relating to 2007 as presented in a press release of November 8, 2007.

SECTION 7 - REGULATION FD.

ITEM 7.01.  REGULATION FD DISCLOSURE.

Certain remarks were made by Robert A. Lerman, President and CEO of Thermodynetics at the annual meeting of stockholders held November 8, 2007 concerning the Company's intention to file suit in London to collect certain dividends issued but not paid by its Turbotec subsidiary. Such remarks are presented in Exhibit 99.1, attached hereto and incorporated by this reference, being a press release of November 8, 2007.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits.

Exhibit
Number                 Description of Exhibits
---------- ---------------------------------------------------------------------
  99.1                 Press Release issued by the Company on November 8, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

(Registrant)
THERMODYNETICS, INC.

BY:  /S/ ROBERT A. LERMAN
   -------------------------------------
      Robert A. Lerman, President

Dated as of: November 8, 2007